EXHIBIT 99.1
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           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
       ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of SBS Interactive, Co., a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company of Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that: (1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-Q Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


                                      SBS INTERACTIVE, CO.

Dated:  August 12, 2002               By: /s/ Paul H. Stone
                                          --------------------------------------
                                          Paul H. Stone, President and Principal
                                          Executive, Financial and Accounting
                                          Officer